UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 23, 2005

CMS Energy Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-09513	38-2726431
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Consumers Energy Company
__________________________________________
(Exact name of registrant as specified in its charter)

Michigan	001-05611	38-0442310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Energy Plaza, Jackson, Michigan		49201
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	517-788-0550

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

2005 ANNUAL EMPLOYEE INCENTIVE PLAN

As reported on a Form 8-K filed February 28, 2005, the Compensation and Human Resources Committees (the "C&HR Committees") of the Boards of Directors of CMS Energy Corporation ("CMS Energy") and Consumers Energy Company ("Consumers") (collectively the "Boards"), on February 22, 2005 approved the material terms of the 2005 Annual Employee Incentive Plan (the "2005 Plan"), including the performance goals thereunder. On March 23, 2005 the C&HR Committees recommended, and the Boards approved, the final terms of the 2005 Plan including, among other terms, a revision to the minimum payout requirement. Specifically, there will be no payout under the 2005 Plan unless a composite plan performance factor of at least 75% is achieved. Previous employee incentive plans required a 50% minimum achievement of the composite plan performance factor. The C&HR Committees confirmed the 2005 Plan goal of $0.90 ongoing net income per outstanding CMS Energy common share.

COMPENSATION OF DIRECTORS

In connection with the March 23, 2005 meetings of the Boards and the Governance and Public Responsibility Committees (the "G&PR Committees") thereof, and the review of proxy materials for the 2005 annual meeting of shareholders, the 2005 compensation of the outside members of the Boards and Board committees was confirmed. Directors who are not CMS Energy or Consumers employees receive an annual retainer fee of $30,000, $1,500 for attendance at each Board meeting, $750 per meeting for special telephonic meetings of the Boards and $1,250 for attendance at each committee meeting. The Chair of the Audit Committees receives an annual retainer fee of $7,500 and each other Audit Committee member receives an annual retainer fee of $2,000. The Chairs of the C&HR Committees, Finance and Pension Committees, and the G&PR Committees each receive an annual retainer fee of $5,000. The non-executive Chairman of the Boards (the "Chairman") receives the various elements of the regular non-employee director compensation program as well as an additional annual cash retainer fee of $120,000. The Chairman does not, however, serve on any of the standing committees of the Boards, other than the Executive Committees, and thus does not receive the committee meeting fees or retainers described above.

In 2005, the annual restricted stock award for the non-employee directors will have a fair market value of $40,000 at the time of the May grant. These restricted shares must be held for at least three years from the date of the grant. The Boards have adopted stock ownership guidelines that will align further the interests of the directors with the shareholders. Board members are required to hold CMS Energy common stock equivalent in value to five times their annual cash retainer within five years of becoming a director.

Directors are reimbursed for expenses incurred in attending Board or committee meetings and other company business. Directors who are CMS Energy or Consumers employees do not receive retainers or meeting fees for service on the Boards or as a member of any Board committee. Non-employee directors receive a single retainer fee and restricted share award for service on the Boards and each of their committees, as well as a single meeting attendance fee for concurrent meetings of the Boards or committees.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 24, 2005, CMS Energy announced that William A. Parfet, a board member since 1991, has decided not to seek re-election because of increasing demands from his business, MPI Research, of Mattawan, Michigan. Mr. Parfet is chairman and chief executive officer of MPI Research, which is a research laboratory conducting risk assessment toxicology studies. A copy of the CMS Energy News Release dated March 24, 2005 is attached as hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01. Other Events.

ISSUANCE AND SALE OF FIRST MORTGAGE BONDS

On March 24, 2005, Consumers issued and sold $300 million principal amount of its 5.65 percent First Mortgage Bonds due 2020 (the "Bonds"), pursuant to an effective shelf Registration Statement on Form S-3 (No 333-120611) (the "Consumers Registration Statement") and a Prospectus Supplement dated March 21, 2005 to a Prospectus dated December 1, 2004. Consumers will use the proceeds to redeem a portion of the aggregate outstanding balance of approximately $332 million of its 6.25 percent Senior Notes due 2006.

This Form 8-K, Item 8.01, is being filed to file certain documents in connection with that offering as exhibits to the Consumers Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

4.1 Indenture dated as of September 1, 1945 between Consumers and City Bank Farmers Trust Company, as trustee (predecessor to ultimate successor, JPMorgan Chase Bank, N.A.) including therein indentures supplemental thereto through the Forty-third Supplemental Indenture dated as of May 1, 1979 (Incorporated by reference herein, previously filed as an exhibit to Consumers' Registration Statement No. 2-65973)

4.2 One hundredth Supplemental Indenture dated as of March 24, 2005 between Consumers and JPMorgan Chase Bank, N.A., a national banking association

5.1 Opinion of Robert C. Shrosbree, Esq., Assistant General Counsel of CMS Energy, dated March 24, 2005, regarding the legality of the Bonds issued by Consumers

99.1 CMS Energy's News Release dated March 24, 2005

This Form 8-K contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with "FORWARD-LOOKING STATEMENTS AND RISK FACTORS" found in the MANAGEMENT'S DISCUSSION AND ANALYSIS sections of CMS Energy's and Consumers' Forms 10-K for the Year Ended December 31, 2004 (both incorporated herein by reference), that discuss important factors that could cause CMS Energy's and Consumers' results to differ materially from those anticipated in such statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CMS Energy Corporation

March 30, 2005	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

Consumers Energy Company

March 30, 2005	By:	Thomas J. Webb

Name: Thomas J. Webb
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

4.2	One hundredth Supplemental Indenture dated as of March 24, 2005 between Consumers and JPMorgan Chase Bank, N.A., a national banking association
5.1	Opinion of Robert C. Shrosbree, Esq., Assistant General Counsel of CMS Energy, dated March 24, 2005, regarding the legality of the Bonds issued by Consumers
99.1	CMS Energy's News Release dated March 24, 2005